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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 23, 1997



                            Structured Products Corp.
             (Exact name of registrant as specified in its charter)


           Delaware                        33-55860               13-3692801
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                           Identification
                                                                 Number)



              Seven World Trade Center
               Room 33-130, 33rd Floor
                    New York, NY                                    10048
       (Address of Principal Executive Office)                    (Zip Code)



       Registrant's telephone number, including area code: (212) 783-6645


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         On June 23, 1997 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral and the proposed structure of $25,000,000 aggregate principal amount of TIERS Corporate Bond-Backed Certificates, Series BLS 1997-6 ZTF Class Certificates issued by TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6. The series term sheet is attached hereto as Exhibit 99.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

         Exhibit No.       Description

         Exhibit 99        Series Term Sheet dated June 23, 1997,
                           with respect to the proposed issuance of the TIERS Corporate Bond-Backed Certificates, Series BLS 1997-6 issued by TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STRUCTURED PRODUCTS CORP.



Date: June 23, 1997          By:/s/ Timothy P. Beaulac
                                ----------------------
                                         Timothy P. Beaulac
                                         Vice President and Finance Officer



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                                  EXHIBIT INDEX


Exhibit                     Description                                 Page

Exhibit 99  Series Term Sheet dated June 23, 1997, with respect to       5
            the proposed issuance of the TIERS Corporate Bond-Backed Certificates, Series BLS 1997-6 by TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6




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